Supplement dated May 26, 2022 to the Prospectus dated May 1, 2022 for

M’s Versatile Product IX, M’s Versatile Product VIII, MVP VUL 10, MVP 10 LTP, MVP VUL Accumulator, MVP VUL Survivorship 3, Pacific Select Survivorship VUL, Pacific Select VUL, and Pacific Select VUL-Accumulation

policies issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes and other disclosure changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

The Templeton Global Bond VIP Fund Class 2 fund information in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.	Templeton Global Bond VIP Fund Class 2; Franklin Advisers, Inc.	0.76%[1]	-4.99%	-0.94%	1.13%

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

The second and third paragraph in the PRINCIPAL RISKS OF INVESTING IN THE POLICY — Risks Associated with Indexed Fixed Options are deleted and replaced with the following:

Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. Money may be transferred out for withdrawals and Policy loans, however, a Lockout Period will apply if the withdrawal or Policy loan is not part of a systematic distribution program.

We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Participation rate and/or Growth Cap on future Segments to reflect changes in the costs of purchasing such call options (the price of call options varies with market conditions). In certain cases, we may reduce the Participation Rate or the Growth Cap for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will not change any rates or caps below any guaranteed rates.

Form No. 15-51996-00